Exhibit 24

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Balog, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2010.

/s/ James Balog
J. Balog
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth
Name: Shawna K. Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Bernbach, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2010.

/s/ John L. Bernbach
J. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Deborah A. Brown
Name: Deborah A. Brown

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2010.

/s/ André Desmarais
A. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Huguette Menard
Name: Huguette Menard

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.E.A. Nickerson, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2010.

/s/ J.E.A. Nickerson
J.E.A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Mona Primeau
Name: Mona Primeau

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2010.

/s/ R.J. Orr
R.J. Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth
Name: Shawna K. Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Plessis-Bélair, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2010.

/s/ Michel Plessis-Bélair
M. Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, H. Rousseau, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of Sept., 2010.

/s/ Henri Paul Rousseau
H. Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Iacampo
Name: Maria Iacampo

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Royer, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of Sept., 2010.

/s/ Raymond Royer
R. Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P.K. Ryan, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of Sept., 2010.

/s/ P.K. Ryan
P.K. Ryan
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Cristina Cocca
Name: Maria Cristina Cocca

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T.T. Ryan, Jr., member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2010.

/s/ T. Ryan
T.T. Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Annemarie Cusumano
Name: Annemarie Cusumano

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the SecureFoundation Group Fixed Deferred Annuity Contract issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2010.

/s/ B. Walsh
B.E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Diana Mathewson
Name: Diana Mathewson